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                                                                   EXHIBIT 10.19

                                POINTCAST INC.

              PART-TIME EMPLOYMENT AND NON-COMPETITION AGREEMENT


     THIS PART-TIME EMPLOYMENT AND NON-COMPETITION AGREEMENT (the "Agreement") is entered into by and between PointCast Inc. ("PointCast") and Christopher R. Hassett ("Employee") (together, the "Parties").

     WHEREAS, Employee is and has been employed by PointCast as a full-time employee; and

     WHEREAS, Employee desires to resign from such full-time employment; and

     WHEREAS, the Parties have mutually agreed to (i) release each other from any claims arising from or related to the Employee's relationship with PointCast, and (ii) transition Employee into a position wherein he provides part-time employment services to PointCast; and

     WHEREAS, subject to the provisions hereof, PointCast desires to ensure that Employee does not compete with it or engage in certain solicitations for the period of time set forth herein;

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.   Effectiveness of Agreement.  This Agreement shall be effective on the
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date signed by the Parties.  Employee hereby agrees to resign from his full-time employment with PointCast and from his position as an officer of PointCast on such date hereafter as is specified by either PointCast or Employee to the other in writing (the "Employment Transition Date").

     2.   Part-Time Employment; Board Membership; Duties.  The Parties agree
          ----------------------------------------------
that Employee's continued provision of services to PointCast during the Part-Time Employment Term (as defined in Section 3 of this Agreement) shall be upon the terms and conditions set forth herein. During the Part-Time Employment Term, Employee shall be required to devote such time in rendering his services as shall be mutually agreed upon and acceptable to the Employee and to PointCast. During the Part-Time Employment Term, Employee shall be free to serve as a director, employee, consultant or advisor to any other corporation or other business enterprise without the prior written consent of PointCast so long as such activities do not interfere with his duties and obligations under this Agreement, including, without limitation, Employee's obligations under Section 7 hereof. It is understood and agreed that Employee will be considered an employee of PointCast for tax purposes and for the purposes of this Agreement and any other contracts between Employee and PointCast for the duration of the Part-Time Employment Term. However, Employee agrees that the only benefits he shall be entitled to as such an employee during the Part-Time Employment Term are those specifically set forth or referred to herein as
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inuring to Employee's benefit. Employee acknowledges that as such an employee during the Part-Time Employment Term, he shall not have the power to bind PointCast.

     As of the Effective Date, Employee accepts the position of Chairman of the Board of Directors of PointCast (the "Board"). Employee agrees to resign from the position of Chairman of the Board (but not from his position as a member of the Board) if and when asked to so resign by a successor chief executive officer of PointCast. As Chairman of the Board, Employee's duties will be principally strategic. As Chairman of the Board, Employee will not be involved in operations, and he will not have any officers or other employees reporting directly to him, unless the Board determines otherwise.

     3.   Part-Time Employment Term.  Employee's provision of services under
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this Agreement shall commence at the Employment Transition Date.  The period commencing on the Employment Transition Date and ending one year later is referred to herein as the "Part-Time Employment Term."

     4.   Compensation.
          ------------

          (a) Cash Compensation.  Subject to Employee not materially breaching
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this Agreement, PointCast shall pay Employee $250,000 during the twelve-month
Part-Time Employment Term, payable in accordance with PointCast's standard policy and timing.

          (b) Continued Vesting.  Notwithstanding any contrary provisions of
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Employee's stock purchase/option agreements and subject to Employee not willfully and materially breaching this Agreement, Employee's outstanding PointCast restricted stock and stock options shall continue to vest during the twelve-month Part-Time Employment Term.

     5.   Employee Benefits.  Except with respect to COBRA benefits, after the
          -----------------
Effective Date Employee shall not be eligible to receive severance or other benefits under any of PointCast's benefit plans and Employee expressly waives any rights thereto. Employee and his spouse and/or dependents shall be entitled to group health, dental and vision continuation coverage under COBRA, at PointCast's expense during the Part-Time Employment Term, and thereafter at Employee's expense.

     6.   Death.  In the event of Employee's death during the Part-Time
          -----
Employment Term, PointCast shall provide to Employee's estate the benefits specifically provided for in Section 4 hereof as if Employee had continued living.

     7.   Covenants Not to Compete And Solicit.
          ------------------------------------

          (a) Covenant Not to Compete.  During the Part-Time Employment Term,
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Employee will not render services in the "Restricted Business" as an employee or consultant to any business that engages in a "Restricted Business" in a "Restricted Territory" (as such terms are defined below).

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          (b)  Covenant Not to Solicit.  During the Part-Time Employment Term,
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Employee will not directly or indirectly:

               (i) solicit, encourage, or take any other action which is intended to induce any employee or independent contractor of PointCast or any affiliated corporation to terminate his or its relationship with PointCast or any affiliated corporation, or

               (ii) interfere in any manner with the contractual or employment relationship between PointCast or any affiliated corporation and any such employee, independent contractor or supplier of PointCast or any affiliated corporation.

     Notwithstanding any of the foregoing, nothing shall prohibit Employee or any business in which Employee is an employee, officer, director or shareholder from (i) soliciting and hiring persons who have resigned as employees or consultants of PointCast or (ii) soliciting and hiring employees or consultants of PointCast that either initiate the contact with Employee or the business or respond to ads for employment by Employee or the business with the intent of having such employee or consultant become engaged in or with a business whether or not the business that the employee or contractor is engaged in is the Restricted Business.

          (c) Restricted Business.  "Restricted Business" means a business which
              -------------------
generates revenue through subscription or advertising delivered against news via the internet or corporate intranets; provided, however, that a "Restricted Business" shall not include a business that the Board does not reasonably believe to be in competition with PointCast.

          (d) Restricted Territory.  "Restricted Territory" means each county in
              --------------------
the State of California, each State in the United States and each country in the world.

          (e) Representations.  The Parties intend that the covenants contained
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in Sections 7(a) and (b) shall be construed as a series of separate covenants, one for each county, city, state, territory, jurisdiction, country or analogous entity of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical. Employee represents that he (i) is familiar with the covenants not to compete and not to solicit contained herein, and (ii) is fully aware of his obligations thereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

          (f) Termination.  Employee's obligations under this Section 7 shall
              -----------
terminate upon a "change of control" of PointCast. For purposes of this Agreement a "change of control" shall be (a) a dissolution or liquidation of PointCast, (b) a merger or consolidation of PointCast in which the shareholders of PointCast immediately prior to such merger or consolidation do not own a majority of the voting power of the surviving corporation or its parent immediately after the merger or consolidation, or (c) the sale of substantially all of the assets of PointCast, or (d) any

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other corporate transaction, business combination or tender offer in which more than 50% of the voting power of PointCast is sold or transferred.

     8.   Non-Disparagement.  Each Party agrees to refrain from any
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disparagement, criticism, defamation, slander of the other, or tortious interference with the contracts and relationships of the other.

     9.   Mutual Release of Claims.
          ------------------------

          (a) Except as set forth in Section 9(b), Employee and PointCast, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Employment Transition Date, including, but not limited to

               (i) any and all claims relating to or arising from or relating to Employee's relationship with PointCast as an officer, director or employee and the termination of that relationship;

               (ii) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of PointCast;

               (iii) any and all claims for or relating to wrongful discharge of employment; breach of contract or breach or failure to perform duties or obligations as an employee, officer or director, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

               (iv) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

               (v) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

               (vi)  any and all claims for attorneys' fees and costs.

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PointCast and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released.

          (b) This release does not extend to or release any obligations incurred under or with respect to (i) this Agreement, (ii) Employee's rights to stock and stock options currently issued to Employee and Employee's right to continue to vest to stock or stock options as contemplated herein and in such stock or stock option agreements, and (iii) the Amended and Restated Investor Rights Agreement dated July 19, 1996.


     10.  Arbitration and Equitable Relief.
          --------------------------------

          (a) The Parties agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The parties hereto hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) PointCast and Employee shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

          (d) THE PARTIES HERETO HAVE READ AND UNDERSTAND SECTION 10, WHICH DISCUSSES ARBITRATION. THE PARTIES HERETO UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THEIR RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

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          (i)   ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH
OF CONTRACT OR BREACH OR FAILURE TO PERFORM DUTIES OR OBLIGATIONS AS AN EMPLOYEE, OFFICER OF DIRECTOR, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

          (ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE
SECTION 201, et seq;

          (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

     11.  No Other Payments Due.  PointCast agrees to pay Employee on or before
          ---------------------
the Employment Transition Date all salary and expense reimbursements as may then be due Employee. Employee will execute an acknowledgment of receipt of all such payments as received.

     12.  Civil Code Section 1542.  The Parties represent that they are not
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aware of any claim by either of them other than the claims that are released by this Agreement. Employee and PointCast acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code
Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Employee and PointCast, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     13.  Notices.  Any notice required or permitted under this Agreement shall
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be given in writing and shall be deemed to have been effectively made or given if personally delivered, or if sent by facsimile, or mailed to the other party at its address set forth below in this Section 13, or at such other address as such party may designate by written notice to the other party hereto. Any

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effective notice hereunder shall be deemed given on the date personally delivered or on the date sent by facsimile or deposited in the United States mail (sent by certified mail, return receipt requested), as the case may be, at the following addresses:

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             (i)   If to PointCast:

                   PointCast Inc.
                   2475 Augustine, Suite 101
                   Santa Clara,  CA  95054
                   Att.:  Chief Financial Officer
                   ----

             (ii)  If to Employee:

                   Christopher Hassett
                   21518 Saratoga Heights Drive
                   Saratoga,  CA  95070

     14.  Severability.  If any term or provision of this Agreement shall to any
          ------------
extent be declared illegal or unenforceable by an arbitrator or a duly authorized court of competent jurisdiction, then the remainder of this Agreement or the application of such term or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law and the illegal or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term of provision.

     15.  Entire Agreement.  This Agreement, the Proprietary Information
          ----------------
Agreement (subject to the provisions of this Agreement which address the subject matters covered by Section 7, which provision supersedes any provisions in the Proprietary Information Agreement that address similar matters) entered into by and between Employee and PointCast and the written agreements referenced herein represent the entire agreement of the parties with respect to the matters set forth herein, and supersedes all such previous contracts, arrangements or understandings between PointCast and Employee with respect to the subject matter hereof. The Agreement may be amended at any time only by mutual written agreement of the parties hereto.

     16.  Successors.  This Agreement shall be binding upon and inure to the
          ----------
benefit of, and shall be enforceable by Employee, PointCast, their respective heirs, executors, administrators and assigns. Subject to the provisions of 7(f) hereof, in the event PointCast is merged, consolidated, liquidated by a parent corporation, or otherwise combined into one or more corporations, the provisions of this Agreement shall be binding upon and inure to the benefit of the parent corporation or the corporation resulting from such merger or to which the asset shall be sold or transferred, which corporation from and after the date of such merger, consolidation, sale or transfer shall be deemed to be PointCast for purposes of this Agreement. In the event of any other assignment of this Agreement by PointCast, by operation of law or otherwise, PointCast shall remain primarily liable for its obligations hereunder. This Agreement shall not be assignable by Employee.

                                      -8-
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     17.  Headings.  The headings of sections herein are included solely for
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convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     18.  Counterparts.  This Agreement may be executed by either of the parties
          ------------
hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of June ___, 1997.


POINTCAST INC.
                              ____________________________
                              Andrew Rachleff



EMPLOYEE                      ____________________________
                              Christopher R. Hassett


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